UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021 (October 12, 2021)

Appgate, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2333 Ponce De Leon Blvd., Suite 900, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s Telephone Number, Including Area Code)

Newtown Lane Marketing, Incorporated

c/o Graubard Miller

405 Lexington Avenue, 11th Floor

New York, New York 10174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Appgate” and the “Company” refer to Appgate, Inc., a Delaware corporation (f/k/a Newtown Lane Marketing, Incorporated), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “Newtown Lane” refer to Newtown Lane Marketing, Incorporated prior to the Closing.

The Original Report (as defined below) was filed by the Company in connection with the completion of the transactions contemplated by that certain agreement and plan of reorganization, dated February 8, 2021 (the “Merger Agreement”), entered into by and among Newtown Lane, Newtown Merger Sub. Corp., a Delaware corporation and wholly owned subsidiary of Newtown Lane (“Merger Sub”), and Cyxtera Cybersecurity, Inc. (d/b/a AppGate), a Delaware corporation (“Legacy Appgate”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Appgate (the “Merger”), with Legacy Appgate surviving the Merger and becoming a wholly-owned subsidiary of the Company. The Merger was consummated on October 12, 2021 (the “Closing” and such date the “Closing Date”).

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 15, 2021 (the “Original Report”). The Company is filing this Amendment to the Original Report to (a) include the unaudited condensed consolidated financial statements of Legacy Appgate as of September 30, 2021 and December 31, 2020 and for the three and nine months ended September 30, 2021 and 2020 as Exhibit 99.3, (b) include the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and nine months ended September 30, 2021 and 2020 and the years ended December 31, 2020 and 2019 as Exhibit 99.4, (c) include the unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and year ended December 31, 2020 as Exhibit 99.5, and (d) amend the description of beneficial ownership under “Security Ownership of Certain Beneficial Owners and Management” in the Form 10 information.

Accordingly, the Original Report is hereby amended solely to (i) update the financial information under “Financial Information” of the Form 10 Information, (ii) update the beneficial ownership table under “Security Ownership of Certain Beneficial Owners and Management and (iii) amend and restate Item 9.01. The Original Report otherwise remains unchanged. Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Common Stock immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. In computing the number of shares of the Company’s Common Stock beneficially owned by a person or entity and the percentage ownership, the Company deemed outstanding shares of its common stock subject to options held by that person or entity that are currently exercisable or exercisable within 60 days of the Closing Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Unless otherwise noted, the address of each beneficial owner is c/o Appgate, Inc., 2333 Ponce De Leon Blvd., Suite 900, Coral Gables, FL 33134.

The beneficial ownership of the Company’s Common Stock is based on 131,793,870 shares of Common Stock issued and outstanding immediately following consummation of the Transactions.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock	Percent of Class(2)
Directors and Executive Officers
Manuel D. Medina(3)	117,149,920	89%
Jonathan J. Ledecky(4)	9,291,013	7.0%
Fahim Ahmed	—	—
Barry Field	—	—
Raymond Svider	—	—
Rene A. Rodriguez	—	—
Jeremy M. Dale	—	—
Jawahar Sivasankaran	—	—
All Directors and Executive Officers as a Group (8 individuals)	126,440,933	96.0%

Five Percent Holders:
SIS Holdings LP(5)	117,149,920	89%
Ironbound Partners Fund, LLC(4)	9,291,013	7.0%

*	Less than 1%

(1)	Unless otherwise noted, the address of each beneficial owner is c/o Appgate, Inc., 2333 Ponce De Leon Blvd., Suite 900, Coral Gables, FL 33134.

(2)	Does not give effect to any conversion of the Notes by Magnetar.

(3)	Medina Capital Fund II – SIS Holdco, L.P. (the “Medina Stockholder”) has the right to nominate certain members of the board of directors of SIS Holdings GP, LLC (“SIS GP”) subject to majority control of the board by BCEC – SIS Holdings L.P. Medina Capital Fund II - SIS Holdco GP, LLC, which is ultimately controlled by Manuel D. Medina, is the general partner of the Medina Stockholder. As a result, Mr. Medina and each of the foregoing entities may be deemed to share beneficial ownership over securities owned by the Medina Stockholder, through its interest in SIS Holdings. Mr. Medina disclaims beneficial ownership of all shares of Common Stock owned by the Medina Stockholder, through its interest in SIS Holdings, except to the extent of his pecuniary interest therein.

(4)	Represents shares held by Ironbound. Jonathan J. Ledecky, the Company’s former president and a current director, controls Ironbound and therefore is the beneficial owner of the shares held by this entity. The business address of Ironbound is c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, NY 10174.

(5)	SIS Holdings is the record holder of 117,149,920 shares of Common Stock. The general partner of SIS Holdings is SIS GP, which is managed by a board of directors, a majority of which is appointed by BCEC - SIS Holdings L.P. (“BC Partners”). The general partners of BC Partners are CIE Management IX Limited and BCEC Management X Limited, which are controlled by their boards of directors, which are appointed by BC Partners Group Holdings Limited, which is a majority-owned subsidiary of BC Partners Holdings Limited, which is controlled by Lee Clark, Karen Jamieson, Mark Rodliffe and Nikos Stathopoulos. As a result, each of the foregoing entities may be deemed to share voting and investment power over the shares of Common Stock held by SIS Holdings. The business address of SIS Holdings and SIS GP is 2333 Ponce De Leon Boulevard, Suite 900, Coral Gables, Florida 33134. The business address of BC Partners Holdings Ltd. and BC Partners Group Holdings Ltd. is West Wing, Floor 2, Trafalgar Court, Les Banques, St. Peter, Port Guernsey. The business address of BC Partners, BCEC Management X Ltd. and CIE Management IX Ltd. is Arnold House P.O. Box 273, St. Julian’s Avenue, St. Peter, Port Guernsey.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of Legacy Appgate, including:

●	the audited consolidated financial statements of Legacy Appgate as of and for the years ended December 31, 2020 and 2019 (Exhibit 99.2 which is incorporated herein by reference);

●	the unaudited condensed consolidated financial statements of Legacy Appgate for the three and nine months ended September 30, 2021 and 2020, and as of September 30, 2021 and December 31, 2020 (Exhibit 99.3 which is incorporated herein by reference); and

●

Legacy Appgate’s Management’s Discussion and Analysis of Financial Condition and Results of Operation for the three and nine months ended September 30, 2021 and 2020 and the years ended December 31, 2020 and 2019 (Exhibit 99.4 which is incorporated herein by reference).

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the pro forma financial information of the Company and Exhibit 99.5, all of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of Legacy Appgate as of and for the years ended December 31, 2020 and 2019 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Appgate for the three and nine months ended September 30, 2021 and 2020, and as of September 30, 2021 and December 31, 2020 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1†	Agreement and Plan of Reorganization, dated as of February 8, 2021, by and among Newtown Lane, Merger Sub and Legacy Appgate	8-K	2.1	02/09/2021
3.1	Second Amended and Restated Certificate of Incorporation	8-K	3.1	10/15/2021
3.2	Amended and Restated Bylaws	8-K	3.2	10/15/2021
10.1	Registration Rights Agreement, dated as of October 12, 2021 by and among Newtown Lane, SIS Holdings, Ironbound and, solely with respect to Section 3.1 thereof, Medina Capital Fund II – SIS Holdco, LP	8-K	10.1	10/15/2021
10.2	Support Agreement, dated as of February 8, 2021, by and among Newtown Lane, Legacy Appgate and SIS Holdings LP	8-K	10.1	02/09/2021
10.3	Support Agreement, dated as of February 8, 2021, by and among Newtown Lane, Legacy Appgate and Ironbound Partners Fund, LLC	8-K	10.2	02/09/2021
10.4	Lock-Up Agreement, dated as of October 12, 2021, by and among Newtown Lane, SIS Holdings and Ironbound	8-K	10.4	10/15/2021
10.5	Note Purchase Agreement, dated as of February 8, 2021, by and among Legacy Appgate and the lenders named on the Schedule of Lenders attached thereto	8-K	10.5	10/15/2021
10.6	Note Issuance Agreement, dated as of February 8, 2021, by and among Legacy Appgate, the Guarantors and Magnetar	8-K	10.6	10/15/2021
10.7	Supplemental Agreement, dated as of October 12, 2021, by and between Newtown Lane, Legacy Appgate and Magnetar Financial, LLC as representative of the Holders	8-K	10.7	10/15/2021
10.8	Registration Rights Agreement, dated as of February 8, 2021, by and among Legacy Appgate and the investors named therein	8-K	10.8	10/15/2021
10.9	Form of Director and Officer Indemnification Agreement	8-K	10.9	10/15/2021
10.10†	Securities Purchase Agreement, dated as of December 17, 2020, by and between Legacy Appgate and E-Discovery AcquireCo, LLC	8-K	10.10	10/15/2021
10.11#	2021 Incentive Compensation Plan	8-K	10.11	10/15/2021
10.12#	Amended and Restated Employment Agreement dated October 12, 2021 among Legacy Appgate, the Company and Manuel D. Medina	8-K	10.12	10/15/2021
10.13#	Employment Agreement dated October 12, 2021 between the Company and Barry Field	8-K	10.13	10/15/2021
10.14#	Employment Agreement dated October 12, 2021 between the Company and Rene A. Rodriguez	8-K	10.14	10/15/2021
10.15#	Employment Agreement dated October 12, 2021 between the Company and Jawahar Sivasankaran	8-K	10.15	10/15/2021
10.16#	Employment Agreement dated October 12, 2021 between the Company and Jeremy M. Dale	8-K	10.16	10/15/2021
10.17#	Employment Agreement dated October 7, 2019 between Legacy Appgate and Michael Aiello	8-K	10.17	10/15/2021
10.18#	Separation Agreement and Release dated June 5, 2020 between Legacy Appgate and Michael Aiello	8-K	10.18	10/15/2021
16.1	Letter from Liggett & Webb P.A. as to the change in certifying accountant, dated as of October 15, 2021	8-K	16.1	10/15/2021
21.1	Subsidiaries of the Company	8-K	21.1	10/15/2021
99.1	Press release dated October 12, 2021	8-K	99.1	10/15/2021
99.2	Audited consolidated financial statements of Legacy Appgate as of and for the years ended December 31, 2020 and 2019	8-K	99.2	10/15/2021
99.3	Unaudited condensed consolidated financial statements of Legacy Appgate for the three and nine months ended September 30, 2021 and 2020, and as of September 30, 2021 and December 31, 2020
99.4	Legacy Appgate’s Management’s Discussion and Analysis of Financial Condition and Results of Operation for the three and nine months ended September 30, 2021 and 2020 and the years ended December 31, 2020 and 2019
99.5	Unaudited pro forma condensed combined financial information of the Company
104	Cover Page Interactive Data File

#	Indicates management contract or compensatory plan or arrangement.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2021	Appgate, Inc.

	By:	/s/ Barry Field
Barry Field
Chief Executive Officer